LOANS PAYABLE	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about borrowings [abstract]
LOANS PAYABLE [Text Block]

9. LOANS PAYABLE

	December 31,	December 31,
	2023	2022

Balance at the beginning of the year	$14,510	$10,494
Net proceeds from software and equipment financing	-	9,070
Finance cost	728	726
Repayments of principal	(5,991)	(5,054)
Repayments of finance costs	(728)	(726)
Balance at the end of the year	$8,519	$14,510

Less: Current loans payable	$3,861	$6,041
Balance: Non-current loans payable	$4,658	$8,469

The Company currently has financing arrangements for equipment totaling $20,013, with terms ranging from one to four years. The agreements require either monthly or quarterly payments of principal and interest with a weighted-average interest rate of 5.8%.

The equipment financing is secured by the underlying equipment purchased and is subject to various non-financial covenants and as at December 31, 2023, the Company was in compliance with these covenants. As at December 31, 2023, the net book value of equipment includes $17,720 (December 31, 2022 - $24,379) of equipment pledged as security for the equipment financing.

Debt Facility

On October 6, 2023, the Company, through its wholly owned subsidiary Terronera Precious Metals, S.A. de C.V., executed a credit agreement with Societe Generale and ING Bank N. V. with certain definitive terms agreed to for a senior secured debt facility for up to $120 million (the "Debt Facility"). Proceeds from the Debt Facility will be used towards construction of the underground mine and mill at the Company's Terronera Project. The Debt Facility has a term of 8.5 years, including a 2-year grace period during the construction phase, and carries interest rate equal to US Secured Overnight Financing Rate ("SOFR") + 4.50% per annum prior to completion and SOFR + 3.75% per annum from completion of the Terronera project until the fifth anniversary of the loan, and SOFR + 4.25% from the fifth anniversary onwards.

Repayment of the facility begins in the fourth quarter of 2025, in the form of quarterly installments, in addition a cash sweep will be applied to 35% of excess cash flow after debt service from project completion onwards until $35 million of loan principal has been prepaid.

The Debt Facility is subject to certain customary conditions precedent and debt servicing covenants, including requirement for the Company to enter into gold and foreign exchange hedging programs prior to initial drawdown. The Company is required to hedge 68,000 ounces of gold over the initial two operating years. The Company is also required to hedge 75% of the estimated remaining capital expenditures incurred in Mexican Pesos and for 70% of the projected operating costs incurred in Mexican Pesos. Additionally, cost overrun funding is required in the form of cash, letter of credit issued by a Canadian financial institution or a combination of both for up to $48 million.

The Debt Facility is secured through corporate guarantees from the Company, certain of the Company's subsidiaries and a first ranking security interest over the Terronera project.

As at December 31, 2023, and the date of the approval of consolidated financial statements, the debt facility remains undrawn.